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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    Form 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 13, 2002



                                  ACCENTURE LTD
               (Exact Name of Registrant as Specified in Charter)



          Bermuda                     001-16565                 98-0341111
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)            Identification No.)


                                   Cedar House
                                 41 Cedar Avenue
                             Hamilton HM12, Bermuda
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (441) 296-8262


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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     (c)  Exhibits

          99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

          99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.

Item 9.   Regulation FD Disclosure.
          ------------------------

          Although not subject to the Securities and Exchange Commission's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (File No. 4-460), Accenture Ltd is voluntarily furnishing statements under oath made by its Chief Executive Officer and Chief Financial Officer regarding facts and circumstances relating to its Exchange Act filings.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ACCENTURE LTD


                                        By:    /s/ Douglas G. Scrivner
                                               -------------------------------
                                        Name:    Douglas G. Scrivner
                                        Title:   General Counsel and Secretary



Date:  August 13, 2002